EXHIBIT 99.1
                     Chartered Public Accountants Gruber
                            Steuerberatungs GmbH

                       Annual financial statement as of
                                  12/31/2015
                                 Ulisse GmbH
                      Salurner Strasse 12, 6020 Innsbruck

TABLE OF CONTENTS

AUDITORS REPORT
    AUDIT CONTRACT AND PERFORMANCE OF THE ENGAGEMENT                           3
    BREAKDOWN AND DESCRIPTION OF SIGNIFICANT ITEMS IN THE
        FINANCIAL STATEMENTS                                                   3
    SUMMARY OF AUDIT FINDINGS                                                  4
    AUDITOR'S REPORT                                                           4
COMPILATION REPORT                                                             7
LEGAL STATUS                                                                   8
TAX STATUS                                                                     8
BALANCE SHEET AS OF 12/31/2015                                                 9
PROFIT & LOSS STATEMENT                                                       11
DETAILED ASSETS                                                               12
DETAILED LIABILITIES                                                          13
DETAILED PROFIT & LOSS STATEMENT                                              14
APPENDIX                                                                      17
ENCLOSURES TO THE APPENDIX                                                    21
    ASSET ANALYSIS                                                            22
    DETAILED ASSET ANALYSIS                                                   22
    ASSET ADDITIONS                                                           23
    DEPRECIATION FORECAST                                                     23
OTHER ENCLOSURES

To the
Members of Management of
Ulisse GmbH,
Luca Pasquini
Salurner StraBe 12, Innsbruck


We have completed the audit of the financial statements as of 31.12.2015 of

                                Ulisse GmbH,
                                 Innsbruck,
                       (referred to as "the Company")

and provide the results of our audit in the following report:


1. Audit contract and performance of the engagement


By management resolution of Ulisse GmbH, Innsbruck, we were elected as auditor for the voluntary audit of fiscal year 2015. The Company, represented by the management board, concluded an audit contract with us to audit the financial statements as of 31.12.2015, including the accounting system pursuant to Sections 269 et seqq. UGB.

The Company is a small corporation pursuant to Section 221 UGB.

The audit is a voluntary audit.

The audit included assessing whether the statutory requirements were adhered to.

We conducted our audit in accordance with the legal requirements and generally accepted standards on auditing as applied in Austria. These standards require that we comply with International Standards on Auditing - ISAs. An auditor conducting an audit obtains reasonable assurance about whether the financial statements are free from material misstatement. Absolute assurance is not attainable due to the inherent limitations of any accounting and internal control system and due to the sample-based test nature of an audit, there is an unavoidable risk that material misstatements in the financial statements remain undetected. Areas which are generally covered in special engagements were not included in our scope of work.

We performed the audit, with interruptions in August 2016 mainly at the our office in Innsbruck. The audit was substantially completed at the date of this report.

Auditor responsible for the proper performance of the engagement is Mr. Mag. Wilfried Stauder, Austrian Certified Public Accountant.

Our audit is based on the audit contract concluded with the Company. The "General Conditions of Contract issued by the Austrian Chamber of Public Accountants and Tax Advisors" (refer to Appendix II) form an integral part of the audit contract. These conditions of contract do not only apply to the Company and the auditor, but also to third parties. Section 275 UGB applies with regard to our responsibility and liability as auditors towards the Company and towards third parties.


2. Breakdown and description of significant items in the financial statements

The breakdown and description of all significant financial statement items are included in the notes to the financial statements. Therefore, we refer to the respective disclosures made by the management in the notes to the financial statements.


3. Summary of audit findings

3.1. Compliance of the accounting system and the financial statements

During our audit, we obtained evidence that the statutory requirements and accounting principles generally accepted in Austria have been complied with.


In line with our risk and controls based audit approach and to the extent we considered necessary for the purpose of expressing an opinion, we considered internal controls related to sub processes of the financial reporting process as part of our audit.


With regard to the compliance of the financial statements with all applicable statutory requirements we refer to the auditor's report.

3.2. Information provided

The Company's legal representatives provided all evidence and explanations requested by us. We obtained a representation letter signed by the legal representatives which we included in our working papers.

3.3. Reporting in accordance with Section 273 (2) and (3) UGB

During our audit we did not note any facts which indicate there could be substantial doubt about the Company's ability to continue as a going concern, or which indicate a material deterioration of the Company's performance or a material offence of the Company's legal representatives or its employees against Austrian law or the Company's articles of association. We did not note any material weaknesses in the internal controls over the financial reporting process. The financial statements do not meet the requirements for the assumed need of reorganization in accordance with Section 22 Paragraph 1 Subsection 1 URG (Austrian Corporate Restructuring Act).


4. Auditor's Report

Report on the Financial Statements

We have audited the accompanying financial statements of

                                 Ulisse GmbH,
                                  Innsbruck,

for the fiscal year from 1.1.2015 to 31.12.2015. These financial statements comprise the statement of financial position as of 31.12.2015, the income statement for the fiscal year ended 31.12.2015, and the notes.

Our responsibility and liability as auditor is guided by Section 275 UGB (liability regulations for the audit of small and medium-sized companies) and is limited to a total of 2 million Euros towards the Company and towards third parties.

Management's Responsibility for the Financial Statements

The Company's management is responsible for the preparation and fair presentation of these financial statements in accordance with Austrian Generally Accepted Accounting Principles (UGB) and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Austrian Standards on Auditing. Those standards require that we comply with International Standards on Auditing - ISA. In accordance with International Standards on Auditing, we are required to comply with professional requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

Our audit did not give rise to any objections. In our opinion, which is based on the results of our audit, the financial statements comply with legal requirements present fairly, in all material respects, the financial position of the Company as of 31.12.2015 and its financial performance for the year then ended in accordance with Austrian Generally Accepted Accounting Principles.


Innsbruck, on 11th August 2016

                           Stauder Schuchter Kempf
                  WirtschaftsprUfungs - und Steuerberatungs GmbH

                            /s/ Mag. Wilfried Stauder
                            Mag. Wilfried Stauder
                       Austrian Certified Public Accountant

This report is a translation of the original report in German, which is solely valid.

Publication of the financial statements together with our auditor's opinion may only be made if the financial statements and the management report are identical with the audited version attached to this report. Section 281 paragraph 2 UGB (Austrian Commercial Code) applies.

Compilation Report

To the Board of Directors of

Ulisse GmbH, 6020 Innsbruck, Salurner Strasse 12.

Report on the compilation of annual financial statement of Ulisse GmbH as of 12/31/2015:

As commissioned we have prepared the following annual financial statement of Ulisse GmbH as of 12/31/2015 - comprising of balance sheet, profit & loss statement as well as appendix - based on the accounts and inventory as well as information on balance sheet and accounting methods to be used.

This financial statement was compiled based on the activities (accounting) carries out by us and documents, books and inventory evidence submitted to us, which we did not audit - as commissioned - for correctness or plausibility, and the audit also used the information provided to us. You are directly responsible for the accounting methods as well as inventory management and annual financial statements in accordance with the accounting rules of the company (UGB) and the supplementary provisions of the articles of association.

You also responsible for the accuracy and completeness of the documents and information provided to us, even for users of the annual financial statement prepared by us. In this context, we would like to refer to the letter of representation that you have signed at our request.

The information was provided by Luca Pasquini.

You made the decisions about the voting rights and other discretionary decisions.

We have prepared this report in accordance with the expert opinion KFS/RL 26 "Principles for the preparation of annual financial statements". The enclosed General Terms & Conditions (AAB) for audit professionals of the Chamber of Chartered Accountants (KWT) in the currently valid version shall be applicable for the preparation of this report.

This statement can be sent to Third Parties only by enclosing our compilation report.

If the annual financial statement prepared by us is disclosed to any Third Parties, the statements on liability against Third Parties mentioned in Point 8 of AAB for audit professionals of KWT shall be applicable.

Wirtschaftstreuhander Gruber Steuerberatungs GmbH Hauptstrasse 14a 6401 Inzing

Inzing on, 08/10/2016

LEGAL STATUS

Company:                            Ulisse GmbH

Headquarters of the company:        Innsbruck

Business address:                   6020 Innsbruck, Salurner Strasse 12

Establishment:                      Articles of Association as of 01/09/2016

Entry in company register:          01/20/2016

Business purpose:                   IT Services

Fiscal year:                        01/20/2015 t0 12/31/2015

Share capital:                      35,000

Shareholders:                       Decarolis Gilda, DOB 09/25/1977 (11%)
                                    Malvise Manuela, DOB 08/07/1987 (11%)
                                    Pasquini Luca, DOB 10/31/1966 (67%)
                                    Salvagni Franco, DOB 03/24/1976 (11%)


Paid-up capital:                    Decarolis Gilda, DOB 09/25/1977 (EUR 3,850)
                                    Malvise Manuela, DOB 08/07/1987 (EUR 3,850)
                                    Pasquini Luca, DOB 10/31/1966 (EUR 23,450)
                                    Salvagni Franco, DOB 03/24/1976 (EUR 3,850)


Managing director:                  Luca Pasquini


TAX STATUS

Tax Office:                         INNSBRUCK

Tax ID no.:                         326/9834

UID Number:                         ATU69273029

Tax consultants:                    Wirtschaftstreuhander Gruber
                                    Steuerberatungs GmbH
                                    Hauptstrasse 14a
                                    6401 Inzing

BALANCE SHEET as of 12/31/2015
Assets                                                                12/31/2015
                                                                             EUR

A.  FIXED ASSETS
    I. TANGIBLE ASSETS
    1. other fixed assets, operating and
        office equipment                                               2,384.34
                                                                     ----------
                                                                       2,384.34
                                                                     ----------
                                                                       2,384.34

B.  CURRENT ASSETS
    I. RECEIVABLES AND OTHER
    ASSETS
    1. Accounts receivables
        trade                                                        135,000.00
    2. Other receivables and
        assets                                                         5,164.33
                                                                     ----------
                                                                     140,164.33
    ll. CASH BALANCE, CHECKS, DEPOSITS WITH
    CREDIT INSTITUTIONS
    1. Deposit with credit institutions                              101,816.70
                                                                     ----------
                                                                     101,816.70
                                                                     ----------
                                                                     241,981.03

    TOTAL ASSETS                                                     244,365.37
                                                                     ==========

Liabilities                                                           12/31/2015
                                                                             EUR
A.  SHAREHOLDERS' EQUITY
    I. SHARE CAPITAL
    1.Share capital                                                   35,000.00
                                                                     ----------
                                                                      35,000.00
    ll . NET PROFIT
    Annual profit  (loss)                                            151,240.92
                                                                     ----------
                                                                     151,240.92
                                                                     186,240.92

B.  PROVISIONS
    1. Tax provisions                                                 49,163.00
    2. Other provisions                                                4,504.49
                                                                     ----------
                                                                      53,667.49

C.  LIABILITIES
    1. Accounts payables
    trade                                                              1,324.66
    2.Other liabilities:
    Other liabilities                                                  3,132.30
                                                                     ----------
                                                                       3,132.30
                                                                     ----------
                                                                       4.456.96

    TOTAL LIABILITIES                                                244,365.37
                                                                     ==========

PROFIT & LOSS STATEMENT
                                                                            2015
                                                                             EUR
1.  REVENUES
    a) Service revenue                                               352,000.00
                                                                     ----------
                                                                     352,000.00
2.  COST OF MATERIALS AND OTHER MANUFACTURING COSTS

    a) Costs for services                                            (66,400.00)
                                                                     ----------
                                                                     (66,400.00)

3.  PERSONNEL EXPENSES
    a) Salaries                                                      (42,129.48)
    b) Expenses for severance payments                                  (556.83)
    c) Expenses for legally prescribed
    Social contributions as well as other
    salary-related expenses and mandatory contributions               (9,081.24)
                                                                     ----------
                                                                     (51,767.55)
4.  WRITE-OFFS
    a) Depreciation on intangible assets
    and activated expenses for business
    expansion
                                                                      (1,861.16)
                                                                     ----------
                                                                      (1,861.16)

5.  OTHER OPERATING EXPENSES
    a) Taxes and charges if they are not dependent on
    income or revenue                                                   (800.79)
    b) Office space                                                  (10,488.20)
    c) Energy expenses                                                  (633.30)
    d) Advertisement and similar expenses                                (48.40)
    e) Travel expenses                                                (8,772.45)
    f) Communication expenses                                           (864.08)
    g) Other business expenses                                        (8,689.33)
                                                                     ----------
                                                                     (30,296.55)

6.  OPERATING PROFIT                                                 201,674.74

7.  OTHER INTERESTS AND SIMILAR REVENUES                                   3.23
                                                                           3.23

8.  INTERESTS AND SIMILAR EXPENSES                                       (23.24)
                                                                         (23.24)

9.  NET OTHER INCOME/ EXPENSES (-)                                       (20.01)

10. INCOME BEFORE TAXES                                              201,654.73

11. INCOME TAXES                                                     (50,413.81)

12. NET INCOME                                                       151,540.92

13. NET INCOME/ (LOSS)   FOR THE YEAR                                151,540.92

14. RETAINED EARNINGS, ENDING                                        151,240.92

DETAILED ASSETS
                                                                      12/31/2015
                                                                             EUR

A.  FIXED ASSETS
    l. TANGIBLE ASSETS

    1. Other assets, operating and office equipment
    660 Operating and office equipment                                 2,384.34
                                                                     ----------
                                                                       2,384.34
                                                                     ----------
                  TOTAL TANGIBLE ASSETS                                2,384.34
                                                                     ----------
                  TOTAL FIXED ASSETS                                   2,384.34
                                                                     ----------

B.  CURRENT ASSETS
    l RECEIVABLES AND OTHER ASSETS

    1. TRADE RECEIVABLES
    2196 services not yet invoiced                                   135,000.00
                                                                     ----------
                                                                     135,000.00

    2. OTHER RECEIVABLES AND ASSETS
     2300 Other short-term receivables                                    95.10
    3510  VAT set-off                                                  5,069.23
                                                                       5,164.33
                                                                     ----------
    TOTAL RECEIVABLES                                                140,164.33

    ll CASH BALANCE, CHECKS, DEPOSITS
    WITH CREDIT INSTITUTIONS

    1. DEPOSITS WITH CREDIT INSTITUTIONS
    2801 Hypo AT785700030053405310                                   101,816.70
                                                                     ----------
                                                                     101,816.70
                                                                     ----------
    TOTAL CASH                                                       101,816.70
                                                                     ----------
    TOTAL CURRENT ASSETS                                             241,981.03
                                                                     ----------
    TOTAL ASSETS                                                     244,365.37
                                                                     ==========

DETAILED LIABILITIES
                                                                      12/31/2015
                                                                             EUR

A.  SHAREHOLDERS' EQUITY
    l. SHARE CAPITAL

    l. SHARE CAPITAL
    9010 Share capital                                               (35,000.00)
                                                                     ----------
                                                                     (35,000.00)
                                                                     ----------
                  TOTAL SHARE CAPITAL                                (35,000.00)
    ll. . NET PROFIT
    9399 Annual profit                                              (151,240.92)
                                                                     ----------
    TOTAL NET PROFIT/LOSS                                           (151,240.92)
                                                                     ----------
    TOTAL SHAREHOLDERS' EQUITY                                      (186,240.92)

B.  PROVISIONS
    1. TAX PROVISIONS
    3020 Corporate tax                                               (49,163.00)
                                                                     ----------
                                                                     (49,163.00)
    2. OTHER PROVISIONS
    3044 Unused vacation entitlements                                 (2,004.49)
    3060 Consulting and financial statement costs                     (2,500.00)
                                                                     ----------
                                                                      (4,504.49)
                                                                     ----------
    TOTAL PROVISIONS                                                 (53,667.49)

C.  LIABILITIES
    1. ACCOUNTS PAYABLES TRADE

    3300 Accounts payables trade - domestic                            1,196.41
    3710 Misc. short-term liabilities                                 (2,521.07)
                                                                     ----------
                                                                      (1,324.66)
    2. 2. OTHER LIABILITIES
    OTHER LIABILITIES

    3700 Payroll account                                                (400.00)
    3810 Payroll account Luca Pasquini                                (1,982.30)
    3811 Payroll account Gilda De Carolis                               (150.00)
    3812 Payroll account Fabio Guccini                                  (150.00)
    3813 Payroll account Francesca Galeazzi                             (150.00)
    3814 Payroll account Manuela Malvisi                                (150.00)
    3815 Payroll account Franco Salvagni                                (150.00)
                                                                     ----------
                                                                      (3,132.30)
                                                                     ----------
    TOTAL OTHER LIABILITIES                                           (3,132.30)

    TOTAL LIABILITIES                                                 (4,456.96)

                                                                     ----------
    TOTAL LIABILITIES                                               (244,365.37)
                                                                     ==========

DETAILED PROFIT & LOSS STATEMENT
for fiscal year from 01/01/2015 to 12/31/2015                               2015
                                                                             EUR

1.  REVENUES
    a) Service revenues

    4240 Service revenue EU                                          352,000.00
                                                                     352,000.00
                                                                     ----------
    TOTAL REVENUES                                                   352,000.00
                                                                     ----------

2.  COST OF MATERIALS AND OTHER MANUFACTURING COSTS

    a) Expenses for services

    5700 Subcontract services                                        (28,400.00)
    5740 Expenses for services purchased                             (38,000.00)
                                                                     (66,400.00)
                                                                     ----------
    TOTAL MATERIAL COSTS                                             (66,400.00)
                                                                     ----------

3.  PERSONNEL EXPENSES
    a) Salaries
    6200 Salaries                                                     (3,444.41)
    6300 Other compensations                                          (5,680.58)
    6470 Provision for unutilized vacation entitlements               (2,004.49)
                                                                     ----------
                                                                     (42.129.48)
                                                                     ----------
    b) Expenses for severance payments
    6401 BWVG [Works Constitution Act] contributions                    (556.83)
                                                                     ----------
                                                                        (556.83)
                                                                     ----------

    c) Expenses for legally prescribed social contributions as well as salary-dependent expenses and mandatory contributions



    6500 Legal social contributions                                   (7,877.52)
    6630 Community tax                                                (1,203.72)
                                                                     ----------
                                                                      (9,081.24)
                                                                     ----------
    TOTAL PERSONNEL EXPENSES                                         (51,767.55)
                                                                     ----------

4.  WRITE-OFFS

    a) Depreciation on intangible assets
    and activated expenses for business
    expansion

    7010 Depreciation on fixed assets                                   (944.66)
    7070 Low-value assets                                               (916.50)
                                                                     ----------
                                                                      (1,861.16)
                                                                     ----------
                                                                      (1,861.16)
5.  OTHER OPERATING EXPENSES
    a) Taxes and charges if they are not dependent on income or revenues

    7171 Contributions for chambers and professional associations       (218.09)
    7172 Mandatory contribution to state government                      (38.00)
    7180 Other taxes and charges                                        (544.70)
                                                                     ----------
                                                                        (800.79)
    b) Office expenses
    7400 Rent                                                        (10,250.00)
    7430 Heating costs                                                  (238.20)
                                                                     ----------
                                                                     (10,488.20)
    c) Energy expenses
    7241 Electricity                                                    (633.30)
                                                                     ----------
                                                                        (633.30)
    d) Advertisement and similar expenses
    7651 Advertisements                                                  (48.40)
                                                                     ----------
                                                                         (48.40)
    e) Travel expenses
    7340 Travel expenses                                              (7.008.88)
    7341 Travel expenses for the managing director                    (1.763.57)
                                                                     ----------
                                                                      (8,772.45)

    f) Communication expenses
    7380 Telephones                                                     (864.08)

    g)  Other operating expenses
    7750 Tax consultancy expenses                                     (2,500.00)
    7755 Legal consultancy expenses                                   (3,389.62)
    7759 Other consultancy                                            (1,452.25)
    7760 Accounting and EDP costs                                     (1,191.05)
    7790 Costs of monetary transactions                                 (156.47)
    7802 Cent correction                                                   0.06
                                                                     ----------
                                                                      (8,689.33)

    TOTAL OTHER OPERATING EXPENSES                                   (30,296.55)

6.  OPERATING PROFIT                                                 201,674.74

7.  OTHER INTERESTS AND SIMILAR INCOME
    8100 Interest from bank deposits                                       3.23
                                                                     ----------
                                                                           3.23
                                                                     ----------

8.  INTERESTS AND OTHER EXPENSES

    8320 Interest on arrears and reminder fees                           (23.24)
                                                                     ----------
                                                                         (23.24)
                                                                     ----------
9.  OPERATING INCOME                                                     (20.01)

10. INCOME FROM ORDINARY BUSINESS
    ACTIVITIES
                                                                     201,654.73

11. INCOME AND REVENUE TAX

    8500 Corporate tax                                               (50,413.00)
    8510 Capital gains tax                                                (0.81)

12. ANNUAL PROFIT (+)
    ANNUAL (LOSS) (-)                                                151,240.92

13. ANNUAL PROFIT/(LOSS)                                             151,240.92

14. NET PROFIT
    NET (LOSS) (-)                                                   151,240.92

                                   APPENDIX
                                      of
                                  Ulisse GmbH
                                   Innsbruck

                              for the fiscal year
                        from 01/20/2015 to 12/31/2015

Accounting and valuation methods

General principles

The annual financial statement was prepared based on the rules of UGB.

The annual financial statement was prepared based on generally accepted accounting principles and in accordance with a general norm to provide a truthful picture of assets, financial and income situation.

The principle of completeness was followed in preparing this financial statement.

Individual valuation was used for the valuation of assets.

Furthermore, going concern principle was used for the valuation.

Principle of prudence was used so that only the profits as on the cut-off date are shown. Identifiable risks and potential losses, which are applicable for the fiscal year or earlier, were taken into consideration even if such circumstances have come into force between the cut-off date and date when this financial statement was prepared.

Receivables and liabilities in foreign currency were calculated with the foreign exchange rate as on the reporting date, if there is any revaluation involved.

Amounts without current information are EURO amounts.

Notes to the balance sheet

Assets

The trend of individual items of the assets and depreciation based on individual items is presented in the asset analysis. All detailed evaluations (inflow and outflow) are attached as enclosures to this report.

Fixed assets

The fixed assets are valued at procurement and manufacturing costs, which are then reduced by planned depreciation.

Linear depreciation is used.

The service life for the individual items stated in the enclosed list of appendices is used as a basis for planned depreciation.

Following service life is used for the planned depreciation:


                                            Years             Percent

Operating and office equipment                  3               33.33

Low-value assets

Benefit in accordance with Article 13 of EStG [Income Tax Act] is used for low-value assets amounting to EUR 916.50.

A valuation reserve in accordance with Article 13 of EStG is not used as it is not significant in this instance.

Reserves

Services not yet invoiced

The services not yet invoiced on the reporting date have been listed by our client separately and have been taken into the valuation as they can be invoiced in the initial months of the following year without any losses.

The valuation of services not yet invoiced is done at average procurement and manufacturing costs at lower daily values.

Provisions

                            Status 01/20    Inflow      Outflow     Status 12/31
                            EUR             EUR         EUR         EUR

Provision for corporate tax 0.00            49,163.00   0.00        49,163.00
Provision of unutilized
    vacation entitlement    0.00             2,004.49   0.00         2,004.49
Provision for accounting
    work                    0.00             2,500.00   0.00         2,500.00
Total                       0.00            53,667.49   0.00        53,667.49

Other expenses

Members of the Board of Directors

Following person(s) is/are appointed as managing director(s):

Luca Pasquini


Number of employees

The average number of employees during the fiscal year, categorized into employees and managers:



                   Fiscal year
Employees               0
Managers                2

Total                   2


Annual financial statement signed by the managing director


Inzing, 08/10/2016                                /s/ Luca Pasquini
                                                  -----------------
                                                      Luca Pasquini

                          ENCLOSURES TO THE APPENDIX

ASSET ANALYSIS

Account Description               Value       Inflow     Outflow    Rebooking   Final value
                                  01/01/2015                                    31/12/2015

TANGIBLE ASSETS
660 Operating and office equipment     0.00    3,329.00    0.00         0.00      3,329.00
                                       ------------------------------------------------------
TANGIBLE ASSETS                        0.00    3,329.00    0.00         0.00      3,329.00
                                       ------------------------------------------------------
TOTAL                                  0.00    3,329.00    0.00         0.00      3,329.00

Account Description                       Depreciation    Book value    Book value    Total
                                                          01/01/2015    12/31/2015
TANGIBLE ASSETS
660 Operating and office equipment             994.66          0.00       2,384.34    944.66
                                   ---------------------------------------------------------
TANGIBLE ASSETS                                994.66          0.00       2,384.34    944.66
                                   ---------------------------------------------------------
TOTAL                                          994.66          0.00       2,384.34    944.66



DETAILED ASSET ANALYSIS

Inv     Description               Procurement    Value         ND     Inflow     Outflow  Rebooking   Procurement value
                                  Date           01/01/2015                                           31/12/2015

660    Operating and office equipment

1-0    Notebook TECRA Z40-A-11W
        C15-4300U                  03/25/2015          0.00      3    1,064.00    0.00    0.00         1,064.00
2-0    Notebook TECRA Z40-A-15V
        C15-4310U                  03/25/2015          0.00      3    1,275.00    0.00    0.00         1,275.00
3-0 Notebook Tecra Z50-A-15P       08/04/2015          0.00      3      990.00    0.00    0.00           990.00
Operating and office equipment                         0.00           3,329.00    0.00    0.00         3,329.00
                                   ------------------------------------------------------------------------------------
Total                                                  0.00           3,329.00    0.00    0.00         3,329.00

Inv     Description                  Appreciation    Depreciation    Book value  Book value  Total            Invest
                                                                     01/01/2015  12/31/2015  Depreciation

660    Operating and office equipment

1-0    Notebook TECRA Z40-A-11W
        C15-4300U                          0.00           354.66          0.00       709.34      354.66
2-0    Notebook TECRA Z40-A-15V
        C15-4310U                          0.00           425.00          0.00       850.00      425.00
3-0    Notebook Tecra Z50-A-15P            0.00           165.00          0.00       825.00      165.00
Operating and office equipment             0.00           944.66          0.00     2,384.34      944.66
                                    ---------------------------------------------------------------------------------
Total                                      0.00           944.66          0.00     2,384.34      944.66



ASSET ADDITIONS


Account   Inventory   Description                  Procurement  Commission.   Procurement   ND     Depreciation   Inv.    12-
                                                   Date         Date          Value                Basis          Amount  Surcharge

660       1-0         Notebook TECRA Z40-A-11W
                        /C15-300U                  03/25/2015  03/25/2015       1,064.00    3        1,064.00      0.00    0.00
660       2-0         Notebook TECRA Z40-A-15V
                        /C15-300U                  03/25/2015  03/25/2015       1,275.00    3        1,275.00      0.00    0.00
660       3-0         Notebook TECRA Z50-A-15P     04/0/2015   04/0/2015          990.00    3          990.00      0.00    0.00
Operating and office equipment                                                  3,329.00             3,329.00      0.00    0.00
                                                   --------------------------------------------------------------------------------
Total                                                                           3,329.00             3,329.00      0.00    0.00




DEPRECIATION FORECAST

Account    Description                      FY2015      FY2015       FY2017      FY2018      FY2019    FY2020

660        Operating and office equipment  944.66        1,109.67    1,109.53    164.93       0.00      0.00
                                           -----------------------------------------------------------------
Total                                      944.66        1,109.67    1,109.53    164.93       0.00      0.00

Capital Flow Calculation

Liquid funds                          12/31/2015        01/01/2015
                                             EUR               EUR
2801 Hypo
AT785700030053405310                    101,817                -
Total liquid funds                      101,817                -
Changes to liquid funds:                                 101,817

Profit according to P&L statement                                      151,241

plus:
    Expenses not related to cash:
    Write-offs                                               945
    Write-offs on financial assets                             -

minus:
    Income not related to cash:                                -

Changes to net current assets
    Changes to stock                                           -
    Changes to services not yet invoiced                  135,00
    Changes to customer payments                               -
    Changes to receivables from subsidiaries                   -
    Changes to other receivables                           5,164
    Changes to ARAP                                            -
    Changes to trade payables                              1,196
    Changes to provisions                                 53,667
    Changes to other liabilities, cleaning accounts        5,653        82,040
                                                          ---------------------
1. Net cash flow from ongoing business activities                       70,146
Investments                                                              3,329
Book value fixed assets                                                      -
                                                                       --------
2. Net cash flow from investment activities                              3,329
Payment of share capital                                                35,000
Loan:                                                                        -
Change (load repayment)                                                      -
Change current account (liabilities)                                         -
Dividends                                                                    -
                                                                       --------
3. Net cash flow from financing activities                              35,000
Cash Flow (= changes liquid funds = total from 1.-3.)                  101,817
                                                                       --------

Evidence account in accordance with Article 4 (12) of EStG

                           Accounts acc.
                           to financial
                           statement      01/01/2015     Inflow        Outflow    Rebooking    12/31/2015
                           EUR            EUR            EUR           EUR        EUR          EUR

External financing:

Nominal capital              35,000.00         -           35,000.00                            35,000.00
Capital reserves
Retained earnings
Net profit
                           ------------------------------------------------------------------------------
Total                        35,000.00         -           35,000.00                            35,000.00

Internal financing:

Net profit                  151,240.92         -          151,240.92                           151,240.92
                           ------------------------------------------------------------------------------
Total                       151,240.92         -          151,240.92         -                 151,240.92
                           ------------------------------------------------------------------------------
Total share capital         186,240.92         -          186,240.92         -                 186,240.92


Tax calculation                                                              EUR

Annual profit acc. to profit & loss statement                        151,240.92

Additions

Corporate tax                                   50,413.00
Capital gains tax                                    0.81             50,413.81

Deductions

Assessment basis corporate tax                                       201,654.73

Corporate tax calculation

Annual profit acc. to tax calculation                                201.654.73

Calculation

Profit x 25 %                                                         50,413.68

Minimum corporate tax 2015

Minus      Advance payments
Corporate tax advance payment                    1,250.00
Capital gains tax                                    0.81              1,250.81

Rounding                                                                   0.13

Corporate tax payment 2015                                            49,163.00

VAT calculation
                                                                             EUR
Total of assessment basis                                     -
Plus own consumption                                          -
Para. 19 (1a) (building services)
Minus exports                                                 -
Minus ig deliveries                                           -
Taxable services,  deliveries and own consumption             -

Taxable:
with 20% normal tax rate                                      -   20%         -
with 10%  reduced tax rate                                    -   10%         -

Tax liability acc. to Para. 19/1/2 and Art.19/1/3/ Art.25/5            1,280.00

Intra-community acquisitions                                  -
Total of assessment basis                              1,534.00
                                                      ---------
                                                       1,534.00

Taxable thereof:
with 20% normal tax rate                               1,534.00   20%    306.80
with 10%  reduced tax rate                                    -   10%
                                                                     -----------
Total VAT and income tax                                                1,586.80

Total amount of pre-tax                               16,482.87
Import VAT                                                    -
Pre-tax from intra-community acquisitions                306.80
Pre-tax  Par 19/1/2 and Art.19/1/3/ Art.25/5           1,280.00
                                                      ---------
Total pre-tax to be deducted                          18,069.67       18,069.67

Advance payment / surplus                                             16,482.87
Advance payments made                                                 16,482.87
                                                                     -----------
VAT  liability for 2015                                                       -
                                                                     -----------